EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                  Asset-Backed Certificates, Series 2005-10

Goldman Sachs                           GSAA 05 10

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Stats

Count: 1061
Schedule Balance: $240,202,539.23
AverageSched Bal: $226,392.59
GrossWAC: 6.819
NetWAC: 6.319
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.80
MINRATE: 6.80
MTR: 23.98
MARGIN: 5.64
OLTV: 80.82
COLTV: 85.68
FICO: 663.964
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Current Rate                   Percent

4.501 - 5.000                    0.86
5.001 - 5.500                    4.25
5.501 - 6.000                    9.88
6.001 - 6.500                   20.04
6.501 - 7.000                   29.61
7.001 - 7.500                   18.19
7.501 - 8.000                   11.13
8.001 - 8.500                    3.89
8.501 - 9.000                    2.15
                               =======
Total:                         100.00
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Scheduled Balance              Percent

50,000.01 - 100,000.00           1.77
100,000.01 - 150,000.00          7.97
150,000.01 - 200,000.00         17.61
200,000.01 - 250,000.00         19.67
250,000.01 - 275,000.00         11.59
275,000.01 - 350,000.00         32.49
350,000.01 - 400,000.00          5.42
400,000.01 - 450,000.00          1.77
450,000.01 - 500,000.00          0.78
500,000.01 - 550,000.00          0.66
600,000.01 - 750,000.00          0.26
                               =======
Total:                         100.00
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Original Term                  Percent

360                             100.00
                               =======
Total:                          100.00
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RemTerm                        Percent

356.000                           1.33
357.000                          50.68
358.000                          47.99
                                ======
Total:                          100.00
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Am WAM                         Percent

0.000 - 59.999                  100.00
                                ======
Total:                          100.00
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Age                            Percent

2                                47.99
3                                50.68
4                                 1.33
                                ======
Total:                          100.00
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States                         Percent

CA                               40.86
FL                               10.81
MD                                4.31
AZ                                3.31
IL                                3.29
NV                                3.67
NY                                4.96
WA                                3.15
MN                                2.72
NJ                                2.83
Other                            20.08
                                ======
Total:                          100.00
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Original LTV                   Percent

0.001 - 50.000                    2.43
50.001 - 60.000                   3.00
60.001 - 70.000                   6.74
70.001 - 75.000                   7.22
75.001 - 80.000                  35.35
80.001 - 85.000                  10.06
85.001 - 90.000                  27.58
90.001 - 95.000                   7.63
                                ======
Total:                          100.00
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Combined LTV                   Percent

0.001 - 50.000                    2.43
50.001 - 60.000                   3.00
60.001 - 70.000                   6.74
70.001 - 75.000                   7.22
75.001 - 80.000                  11.09
80.001 - 85.000                   9.95
85.001 - 90.000                  27.50
90.001 - 95.000                   8.08
95.001 - 100.000                 24.00
                                ======
Total:                          100.00
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FICO                            Percent

620.000 - 639.999                27.43
640.000 - 659.999                26.85
660.000 - 679.999                18.48
680.000 - 699.999                12.37
700.000 - 719.999                 6.14
720.000 - 739.999                 4.64
740.000 - 759.999                 2.33
760.000 - 779.999                 1.61
780.000 - 799.999                 0.16
                                ======
Total:                          100.00
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PMI                             Percent

OLTV <= 80 - NO MI               54.73
OLTV > 80 - NO MI                45.27
                                ======
Total:                          100.00
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Occupancy Code                  Percent

NON OWNER                         0.80
OWNER OCCUPIED                   97.72
SECOND HOME                       1.48
                                ======
Total:                          100.00
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Property Type                   Percent

2-4 FAMILY                        8.74
CONDO                             8.13
PUD                               8.22
SINGLE FAMILY                    74.91
                                ======
Total:                          100.00



Purpose                         Percent

CASHOUT REFI                     66.89
PURCHASE                         28.24
RATE/TERM REFI                    4.87
                                ======
Total:                          100.00
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Documentation Type              Percent

FULL DOC                         60.78
LIMITED DOC                       8.30
STATED DOC                       30.92
                                ======
Total:                          100.00



Interest Only                   Percent

Y                               100.00
                                ======
Total:                          100.00
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Interest Only Term              Percent

24.000                           35.00
36.000                           11.74
60.000                           53.27
                                ======
Total:                          100.00
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Silent                          Percent

N                                75.50
Y                                24.50
                                ======
Total:                          100.00
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Prepay Flag                     Percent

N                                23.82
Y                                76.18
                                ======
Total:                          100.00
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Prepay Term                     Percent

0.000                            23.82
12.000                            4.17
24.000                           19.27
36.000                           52.75
                                ======
Total:                          100.00
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DTI                             Percent

0.001 - 10.000                    0.32
10.001 - 20.000                   4.54
20.001 - 30.000                  11.84
30.001 - 40.000                  30.99
40.001 - 50.000                  52.32
                                ======
Total:                          100.00
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Conforming                      Percent

CONFORMING                      100.00
                                ======
Total:                          100.00
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Arm Index                       Percent

6 MONTH LIBOR                    86.63
UNKNOWN                          13.37
                                ======
Total:                          100.00
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Margins                         Percent

<= 1.000                         13.37
2.501 - 3.000                     0.40
3.001 - 3.500                     0.54
3.501 - 4.000                     3.68
4.001 - 4.500                     0.91
4.501 - 5.000                     5.17
5.001 - 5.500                    19.76
5.501 - 6.000                    56.07
7.001 >=                          0.10
                                ======
Total:                          100.00
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First Adjustment Cap            Percent

0.000                            13.37
2.000                            86.63
                                ======
Total:                          100.00
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Periodic Cap                    Percent

0.000                            13.37
1.000                            86.63
                                ======
Total:                          100.00
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Max Rate                        Percent

<= 5.000                         13.37
10.501 - 11.000                   0.86
11.001 - 11.500                   4.12
11.501 - 12.000                   9.13
12.001 - 12.500                  17.30
12.501 - 13.000                  24.52
13.001 - 13.500                  15.71
13.501 - 14.000                   9.84
14.001 - 14.500                   3.31
14.501 - 15.000                   1.84
                                ======
Total:                          100.00
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Floor Rate                      Percent

<= 1.000                         13.37
4.501 - 5.000                     0.86
5.001 - 5.500                     4.12
5.501 - 6.000                     9.13
6.001 - 6.500                    17.30
6.501 - 7.000                    24.52
7.001 >=                         30.70
                                ======
Total:                          100.00
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Months To Roll                  Percent

0.                               13.37
20.                               0.99
21.                              35.73
22.                              31.96
32.                               0.35
33.                               5.99
34.                              11.62
                                ======
Total:                          100.00
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Number of Units                 Percent

1                                91.26
2                                 5.89
3                                 2.27
4                                 0.57
                                ======
Total:                          100.00
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Product Type                    Percent

2 YEAR ARM                       68.27
3 YEAR ARM                       18.36
30 YEAR FIXED                    13.37
                                ======
Total:                          100.00
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Self Employment Flag            Percent

N                                79.79
Y                                20.21
                                ======
Total:                          100.00
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Originator                      Percent

AMERIQUEST                      100.00
                                ======
Total:                          100.00
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                              Jul 29, 2005 12:34                   Page 1 of 1